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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): December 30, 2020
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RealNetworks, Inc.
(Exact name of registrant as specified in its charter)
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WASHINGTON	001-37745	91-1628146
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1501 First Avenue South, Suite 600
Seattle, Washington 98134
(Address of principal executive offices) (Zip code)
(206) 674-2700
Registrant’s telephone number, including area code
Not Applicable
(Former name or former address if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol (s)	Name of Each Exchange on Which Registered
Common Stock, Par Value $0.001 per share Preferred Share Purchase Rights	RNWK RNWK	The NASDAQ Stock Market The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 2.01.    Completion of Acquisition or Disposition of Assets.
As reported in a previously filed Current Report on Form 8-K, RealNetworks, Inc. (“RealNetworks” or the “Company”) entered into a Support Agreement dated August 25, 2020 by and among its 84%-owned subsidiary Rhapsody International Inc., which does business as Napster (“Napster”), and MelodyVR Group PLC (“MelodyVR”), an English public limited company. The Support Agreement was executed in connection with an Agreement and Plan of Merger by and among Napster, MelodyVR, and a wholly owned subsidiary of MelodyVR. Pursuant to the Merger Agreement, MelodyVR's subsidiary will merge with and into Napster, with Napster surviving and becoming a wholly owned subsidiary of MelodyVR (the “Transaction”). Other than as Securityholder Representative, RealNetworks is not a party to the Merger Agreement. On December 30, 2020, the parties completed the transaction.
In connection with the sale, RealNetworks received $1.5 million on repayment of a note and $10.0 million worth of MelodyVR stock in repayment of an outstanding loan. RealNetworks received an additional $5.7 million in cash and stock proceeds in liquidation preference based on its preferred stock holdings in Napster. The shares of MelodyVR that RealNetworks receives may not be sold or transferred, except in limited circumstances, for a period of one year. Further cash and stock proceeds, after payment of transaction expenses, were paid by MelodyVR to certain other holders of debt and Napster equity. In addition, $3.0 million will be held in an 18-month indemnity escrow. A portion of the proceeds paid to RealNetworks is subject to contingent consideration obligations associated with its January 2019 acquisition from a third party of a 42% stake in Napster and a $5.0 million loan that the third party had made to Napster.
Attached as Exhibit 99.1 to this Current Report on Form 8-K, and incorporated herein by this reference, is a copy of the Company’s press release dated January 5, 2021, announcing the completion of the disposition.
Item 8.01.    Other Events.
On January 5, 2021, the Company issued a press release announcing the completion of the Transaction. A copy of the press release is being filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01.    Financial Statements and Exhibits.
(b) Pro forma financial information.
Unaudited pro forma financial information of RealNetworks, Inc. to give effect to the Transaction is included in Exhibit 99.2 filed herewith and incorporated by reference into this Item 9.01.
(d) Exhibits.
Exhibit No.    Description
99.1        Press Release dated January 5, 2021
99.2        Unaudited pro forma financial information of RealNetworks, Inc.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Form 8-K Report to be signed on its behalf by the undersigned hereunto duly authorized.

REALNETWORKS, INC.

By:	/ S / Judd Lee
Judd Lee
Senior Vice President, Chief Financial Officer and Treasurer (Principal Financial and Accounting Officer)
Dated: January 5, 2021

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